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                                                                   Exhibit 10.23

                                                   STRATEGIC PARTNER
                                        REGISTRATION RIGHTS AGREEMENT dated as
                                        of February 7, 2000, between OPUS360
                                        CORPORATION, a Delaware corporation (the
                                        "Corporation"). and LUCENT TECHNOLOGIES
                                        INC., a Delaware corporation ("Lucent").

            Lucent owns or has the right to purchase or otherwise acquire shares of the Corporation's Common Stock (as defined below). The Corporation and Lucent deem it to be in their respective best interests to enter into this Agreement to set forth the rights of Lucent in connection with public offerings and sales of the Common Stock.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the parties hereto agree as follows:

      1. Definitions.

            As used herein, the following terms shall have the following respective meanings:

            "Additional Registrable Shares" means, at any time with respect to any Additional Securityholder, the Registrable Shares held by such Additional Securityholder (but only if such Additional Securityholder is entitled (but not pursuant to this Agreement) to the registration of such Registrable Shares by the Corporation under the Securities Act for sale to the public).

            "Additional Securityholder" means any holder of Restricted Securities who or which is entitled (but not pursuant to this Agreement) to the registration of such Restricted Securities by the Corporation under the Securities Act for sale to the public.

            "Agreement" means this Strategic Partner Registration Rights Agreement.

            "Business Day" means any day, other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

            "Common Stock" means the Common Stock, par value $.001 per share, of the Corporation (and such other class of common stock of the Corporation, or any successor thereto, into which the Common Stock may be converted or reclassified, and all references herein to the Common Stock shall mean such other class of common stock, if applicable).

            "Conversion Shares" means the Series A Conversion Shares and the Series B Conversion Shares.

            "Corporation" has the meaning assigned to such term in the caption to this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.
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            "Governmental Entity" means any government or political sub-division or department thereof, any governmental or regulatory body, commission, board, bureau, agency or instrumentality, or any court or arbitrator or alternative dispute resolution body, in each case whether federal, state, local or foreign.

            "Initial Common Shares" means the Registrable Shares that are (i) shares of Common Stock issued or issuable to Ari Horowitz, Carlos Cashman, Shawn Kreloff, William Bahr, Brett Prager, Richard McCann, Alex Lapins, Anthony Schmitz, Bruce Gilpin, Wayne Tsuchitani or USWeb/CKS Corporation, or (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above.

            "Initial Warrants" means (i) the warrants dated May 19, 1999 and August 17, 1999 issued by the Corporation to Silicon Valley Bank to purchase shares of Common Stock, (ii) the warrants dated December 24, 1998 issued by the Corporation to each of Gerald Cashman, G&R Partnership, LP, Leonard Horowitz, Irwin Lieber and Barry Rubenstein to purchase shares of Common Stock, and (iii) the warrants dated September 3, 1999 and January 15, 2000 issued by the Corporation to Greenhill & Co., LLC

            "Law" means any foreign, federal, state or local law, statute, treaty, rule, directive, regulation, ordinances and similar provisions having the force or effect of law or any Order.

            "Lucent" has the meaning assigned to such term in the caption to this Agreement.

            "Lucent Securityholders" means, collectively, (i) Lucent, (ii) any other Persons listed on Schedule I from time to time, and (iii) any purchaser, assignee or other transferee of Restricted Securities held by any of the foregoing in a purchase, assignment or other transfer permitted under Section 19 and in which such purchaser, assignee or other transferee has complied in full with the joinder requirements set forth in Section 19. Upon the addition of each new Lucent Securityholder as a party to this Agreement, the Corporation shall amend Schedule I solely to reflect the name and address of such new Lucent Securityholder, and the Corporation shall distribute to the Lucent Securityholders such amended Schedule I.

            "Majority of the Lucent Securityholders" means those Lucent Securityholders who or which hold in the aggregate in excess of 50% of all of the Registrable Shares.

            "Material Transaction" shall mean any material transaction in which the Corporation or any of its Subsidiaries proposes to engage or is engaged, including a purchase or sale of assets or securities, financing, merger, consolidation, tender offer or any other transaction or event that would require disclosure pursuant to the Exchange Act if the Corporation were a reporting company thereunder, and with respect to which the Board of Directors of the Corporation reasonably has determined in good faith that compliance with this Agreement may reasonably be expected to either materially interfere with the Corporation's or such Subsidiary's ability to consummate such transaction in a timely fashion or require the Corporation to disclose material, non-public information prior to such time as it would otherwise be required to be disclosed,


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            "Orders" means any enforceable judgments, writs, decrees,
declarations, injunctions, orders, stipulations, compliance agreement or settlement agreements issued or imposed by, or entered into with, a Governmental Entity.

            "Other Shares" means, at any time, those shares of Common Stock which do not constitute Primary Shares, Registrable Shares or Additional Registrable Shares.

            "Person" shall be construed as broadly as possible and shall include an individual, a corporation, a company, an association, a joint stock company, a partnership (including a limited liability partnership), a limited liability company, a joint venture, a trust or an unincorporated organization and a Governmental Entity.

            "Primary Shares" means, at any time, the authorized but unissued shares of Common Stock or Common Stock held by the Corporation in its treasury.

            "Prospectus" means the prospectus included in a Registration Statement, including any prospectus subject to completion, and any such prospectus as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares and, in each case, by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

            "Public Offering" means a public offering of Common Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering of securities to be issued as consideration in connection with a business acquisition or an offering of securities issuable pursuant to an employee benefit plan.

            "Registering Lucent Securityholders" means, with respect to any registration of Registrable Shares, those Lucent Securityholders who or which hold the Registrable Shares included in such registration.

            "Registrable Shares" means, at any time with respect to any Lucent Securityholder or Additional Securityholder, the shares of Common Stock held by such Lucent Securityholder or Additional Securityholder that constitute Restricted Securities. For purposes of this definition, a Lucent Securityholder or Additional Securityholder shall be deemed to be the holder of shares of Common Stock whenever such Lucent Securityholder or Additional Securityholder has the right acquire, directly or indirectly, such Common Stock upon the conversion or exercise of Restricted Securities (but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

            "Registration Date" means the date upon which the registration statement pursuant to which the Corporation shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

            "Registration Statement" means any registration statement of the Corporation which covers any of the Registrable Shares, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the


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Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

            "Restricted Securities" means, at any time, with respect to any Person, the shares of Common Stock, the shares of Series A Preferred Stock, the shares of Series B Preferred Stock, the Initial Warrants and any other securities which by their terms are directly or indirectly exercisable or exchangeable for or convertible into any of the foregoing securities, and any securities received on or with respect to any of the foregoing securities, in each case which are held by such Person. As to particular securities constituting Restricted Securities, such securities shall cease to be Restricted Securities when (A) they have been registered under the Securities Act, the Registration Statement in connection therewith has been declared effective and such Restricted Securities have been disposed of pursuant to and in the manner described in such effective Registration Statement, (B) they are eligible to be sold or distributed by the holder thereof pursuant to Rule 144 within any consecutive three-month period (including, without Limitation, Rule 144(k)) without volume limitations, (C) they have been otherwise transferred and new certificates or other evidences of ownership for them not bearing a restrictive legend and not subject to any stop transfer order or other restriction on transfer shall have been delivered by the Corporation or the issuer of other securities issued in exchange for the Restricted Securities, or
(D) they have ceased to be outstanding.

            "SEC" means the United States Securities and Exchange Commission.

            "securities" means, with respect to any Person, such Person's "securities," as defined in Section 2(l) of the Securities Act.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the SEC promulgated thereunder, all as the same may from time to time be in effect.

            "Series A Conversion Shares" means the Registrable Shares that are
(i) shares of Common Stock issued or issuable upon the conversion of Series A Preferred Stock, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Series A Preferred Stock.

            "Series A Preferred Stock" means the Corporation's Series A Convertible Preferred Stock, par value $.001 per share.

            "Series B Conversion Shares" means the Registrable Shares that are
(i) shares of Common Stock issued or issuable upon the conversion of Series B Preferred Stock, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Series B Preferred Stock.

            "Series B Preferred Stock" means the Corporation's Series B Convertible Preferred Stock, par value $.001 per share.

            "Shares" means the Registrable Shares, the Additional Registrable Shares, the SP Registrable Shares, the Initial Common Shares, the Conversion Shares and the Warrant Shares.


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            "SP Registrable Shares" means (i) any Additional Registrable Shares issued by the Corporation to any Strategic Partner (other than Lucent) in connection with such Strategic Partner's entry into a strategic arrangement with the Corporation for the provision by either party to the other party of goods, services, technology, expertise or other value and (ii) any other Additional Registrable Shares issued on or with respect to the Additional Registrable Shares referred to in clause (i) above.

            "Stockholders' Agreement" means the Stockholders' Agreement dated as of December 24, 1998, among the Company, Lucent and the other parties thereto, as amended, supplemented, modified and in effect from time to time.

            "Strategic Partner" means a Person who or which, at the time in question, has entered into, or is simultaneously entering into or has agreed to enter into, a strategic arrangement with the Corporation for the provision by either party to the other party of goods, services, technology, expertise or other value.

            "Subsidiary" means, as to any Person, any other Person of which more than 50% of the shares of the voting stock or other voting interests are owned or controlled, or the ability to select or elect 50% or more of the directors or similar managers is held, directly or indirectly, by such first Person or one or more of its Subsidiaries.

            "Warrant Shares" means the Registrable Shares that are (i) shares of Common Stock issued or issuable upon the exercise of the Initial Warrants, (ii) shares of Common Stock issued on or with respect to the shares of Common Stock referred to in clause (i) above or (iii) shares of Common Stock issued on or with respect to the Initial Warrants.

      2. Form S-3 Registrations.

            (a) If, at any time after the Registration Date the Corporation shall be qualified for the use of Form S-3 promulgated under the Securities Act (or any successor form thereto) for the sale to the public of Registrable Shares held by the Lucent Securityholders, a Majority of the Lucent Securityholders shall notify the Corporation in writing that such Lucent Securityholders desire to sell Registrable Shares, with an anticipated aggregate gross offering price (before underwriting discounts and commissions) of at least $3,000,000, in the public securities market and request that the Corporation effect the registration on Form S-3 (or any successor form thereto) of such Registrable Shares, the Corporation shall:

            (i) promptly give written notice of the proposed registration to all other Lucent Securityholders, who or which shall have the right, subject to the applicable terms of this Agreement, to include in such registration Registrable Shares held by them (exercisable by delivering to the Corporation a written notice specifying the number of Registrable Shares requested to be included within 30 days after receipt of such notice of such registration from the Corporation); and

            (ii) file and then use its best efforts to have the registration on Form S-3 (or any successor form thereto) of the Registrable Shares which the Corporation has been so requested to register declared effective.


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            (b) Anything contained in Section 2(a) to the contrary
notwithstanding, the Corporation shall not be obligated to effect pursuant to
Section 2(a) any registration under the Securities Act except in accordance with the following provisions:

            (i) The Corporation shall not be obligated to use its best efforts to file and cause to become effective (A) more than one Registration Statement requested pursuant to Section 2(a) or (B) any Registration Statement during any period in which any other registration statement (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) pursuant to which Primary Shares are to be or were sold has been filed and not withdrawn or has been declared effective within the prior 90 days.

            (ii) The Corporation may delay the filing or effectiveness of any Registration Statement for a period of up to 90 days after the date of a request for registration pursuant to Section 2(a) if at the time of such request the Corporation (A) is engaged, or has fixed plans to engage within 90 days of the time of such request, in a firm commitment, underwritten public offering of Primary Shares in which the holders of Registrable Shares may include Registrable Shares pursuant to Section 3 or
      (B) is engaged in a Material Transaction.

            (iii) In connection with any registration of Registrable Shares pursuant to Section 2(a), the Corporation shall give notice of such registration to the holders of all Additional Registrable Shares and Other Shares which are entitled to registration rights and the Corporation may include in such registration any Primary Shares, Additional Registrable Shares or Other Shares; provided, however, that if the managing underwriter advises the Corporation that the inclusion of all of the Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all of such securities, then the number of Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

                  (A) first, the Registrable Shares requested by the Lucent
            Securityholders to be included in such registration and the Additional Registrable Shares constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Persons based upon the aggregate number of Registrable Shares and SP Registrable Shares held by each such Person at the time of registration);

                  (B) second, the Additional Registrable Shares constituting
            Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the


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            absence of any applicable provisions, pro rata among all such
            Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the time of registration);

                  (C) third, the Primary Shares

                  (D) fourth, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the time of registration);

                  (E) fifth, the Registrable Shares requested by the Lucent
            Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Persons based upon the aggregate number of Registrable Shares held by each such Lucent Securityholder at the time of registration); and

                  (F) sixth, the Other Shares.

            (c) If the Majority of the Lucent Securityholders in a registration requested pursuant to Section 2(a) intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request for registration pursuant to Section 2(a) In such event, the Corporation shall select one or more nationally recognized firms of investment bankers reasonably acceptable to the Majority of the Lucent Securityholders to act as the lead managing underwriter or underwriters in connection with such offering. The right of any Registering Lucent Securityholder to registration pursuant to Section 2(a) shall be conditioned upon such Registering Lucent Securityholder's participation in such underwriting and the inclusion of such Registering Lucent Securityholder's Registrable Shares in the underwriting (unless otherwise mutually agreed by the Corporation and such Registering Lucent Securityholder) to the extent provided herein. The Corporation and the Registering Lucent Securityholders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement which is reasonable and in customary form with the underwriters of such offering.

            (d) A requested registration under Section 2(a) may be rescinded prior to the related Registration Statement being declared effective by the SEC by written notice to the Corporation from the Majority of the Lucent Securityholders; provided, however, such registration shall not count as a Registration Statement requested pursuant to Section 2(a) for purposes of clause
(A) of Section 2(b)(i) if the Corporation shall have been reimbursed for all


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out-of-pocket expenses incurred by the Corporation in connection with such rescinded registration

      3. Piggyback Registration

            (a) if the Corporation proposes for any reason to register Primary Shares, Additional Registrable Shares or Other Shares under the Securities Act at any time after the closing of an initial Public Offering of Common Stock (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall give written notice to the Lucent Securityholders of its intention to so register such Primary Shares, Additional Registrable Shares or Other Shares at least 30 days before the initial filing of the registration statement for such Primary Shares, Additional Registrable Shares or Other Shares and, upon the written request, given within 20 days after delivery of any such notice by the Corporation, of any Lucent Securityholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration and shall state the desire of such Lucent Securityholder to sell such Registrable Shares in the public securities markets), the Corporation shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the Primary Shares, Additional Registrable Shares or Other Shares otherwise being sold in such registration; provided, however, if the managing underwriter advises the Corporation that the inclusion of all of the Registrable Shares. Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration would interfere with the successful marketing (including pricing) of all of such securities, then the number of Registrable Shares, Primary Shares, Additional Registrable Shares and/or Other Shares proposed to be included in such registration shall be included in the following order:

            (i) If such registration is initiated by the Corporation to register Primary Shares. Other Shares or Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares; Warrant Shares or SP Registrable Shares, or by any holder of the foregoing:

                  (A) first, the Primary Shares;

                  (B) second, the Registrable Shares requested by the Lucent Securityholders to be included in such registration and the Additional Registrable Shares constituting SP Registrable Shares, Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated between (x) the Lucent Securityholders and the Additional Securityholders who or which have requested the inclusion of Registrable Shares or SP Registrable Shares in such registration on the one hand and (y) the other Additional Securityholders who or which have requested the inclusion of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares in such registration on the other hand, in proportion to the aggregate number of Shares held by each such group of Persons at the time of registration, with the aggregate number of Shares allocated to the Additional Securityholders described in clause (1) above further allocated among such Additional Securityholders in accordance with the


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            applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions. pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the time of registration);

                  (C) third, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders as amended, supplemented or otherwise modified from time to rime and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the tune of registration); and

                  (D) fourth, the Other Shares.

            (iii) If such registration is initiated by Additional
      Securityholders who or which request the inclusion of their Additional Registrable Shares constituting SP Registrable Shares in such registration:

                  (A) first, the Additional Registrable Shares constituting SP
            Registrable Shares requested by the Additional Securityholders to be included in such registration and the Registrable Shares requested by the Lucent Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Persons based on the aggregate number of SP Registrable Shares and Registrable Shares held by each such Person at the time of registration);

                  (B) second, the Additional Registrable Shares constituting
            Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the (line of registration);


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                  (C) third, the Primary Shares;

                  (D) fourth, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the time of registration); and

                  (E) fifth, the Other Shares.

            (iii) If such registration is initiated by Additional
      Securityholders who or which request the inclusion of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares in such registration:

                  (A) first, the Additional Registrable Shares constituting
            Initial Common Shares, Conversion Shares or Warrant Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares allocated among all such Additional Securityholders in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or, in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares constituting Initial Common Shares, Conversion Shares or Warrant Shares held by each such Additional Securityholder at the time of registration);

                  (B) second, the Registrable Shares requested by the Lucent
            Securityholders to be included in such registration and the Additional Registrable Shares constituting SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or, if necessary, such Shares pro rata among all such Persons based on the aggregate number of Registrable Shares and SP Registrable Shares held by each such Person at the time of registration);

                  (C) third, the Primary Shares;

                  (D) fourth, the Additional Registrable Shares not constituting
            Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares requested by the Additional Securityholders to be included in such registration (or. if necessary. such Shares allocated among all such Additional Securityholders


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

            in accordance with the applicable provisions of any agreements between the Corporation and such Additional Securityholders, as amended, supplemented or otherwise modified from time to time and in effect at the time of registration, or. in the absence of any applicable provisions, pro rata among all such Additional Securityholders based upon the number of Additional Registrable Shares not constituting Initial Common Shares, Conversion Shares, Warrant Shares or SP Registrable Shares held by each such Additional Securityholder at the time of registration; and

                  (E) fifth, the Other Shares.

      4. Holdback Agreement.

            If the Corporation at any time shall register shares of Common Stock under the Securities Act in an aggregate amount of at least $5,000,000 (including any registration pursuant to Section 2 or 3, but excluding any registrations on Form S-4 or S-8) for sale to the public, no Lucent Securityholder shall sell publicly, make any short sale of, grant any option for the purchase of, or otherwise dispose publicly of, any capital stock of the Corporation (other than those shares of Common Stock included in such registration pursuant to Section 2 or 3) without the prior written consent of the Corporation, for a period designated by the Corporation in writing to the Lucent Securityholders, which period shall begin not more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 180 days after the date on which such registration statement became effective, whether or not such Lucent Securityholder participates in such registration. Each Lucent Securityholder agrees that the Corporation may instruct its transfer agent to place stop transfer notations on its records to enforce this Section 4

      5. Preparation and Filing.

            If and whenever the Corporation is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of, and keep effective a Registration Statement, for any Registrable Shares, the Corporation shall, as expeditiously as practicable:

            (a) use its best efforts to cause a Registration Statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier);

            (b) furnish, at (east five Business Days before filing a Registration Statement that registers such Registrable Shares, a Prospectus relating thereto and any amendments or supplements relating to such Registration Statement or Prospectus, to one counsel selected by the Majority of the Lucent Securityholders (the "Lucent Securityholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five Business Day period need not apply tO successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to the Lucent Securityholders' Counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

            (c) prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares:

            (d) notify the Lucent Securityholders' Counsel promptly in writing of (i) any comments by the SEC with respect to such Registration Statement or Prospectus, or any request by the SEC for the amending or supplementing thereof or for additional information with respect thereto, (ii) the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or Prospectus or any amendment or supplement thereto or the initiation or threatening of any proceedings for that purpose (and the Corporation shall use its best efforts to prevent the issuance thereof or, if issued, to obtain its withdrawal) and (iii) the receipt by the Corporation of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

            (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Registering Lucent Securityholder may reasonably request, to keep such registrations or qualifications in effect for so long as such Registration Statement covering such Registrable Shares remains in effect and do any and all other acts and things which may be reasonably necessary or advisable to enable such Registering Lucent Securityholder to consummate the disposition in such jurisdictions of the Registrable Shares owned by such Registering Lucent Securityholder, provided, however, that the Corporation will not be required to qualify generally to do business, to subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5(e) or to provide any material undertaking or make any changes in its Bylaws or Certificate of Incorporation which its Board of Directors determines to be contrary to the best interests of the Corporation;

            (f) furnish to each Registering Lucent Securityholder such number of copies of a summary Prospectus, if any, or other Prospectus, including a preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Registering Lucent Securityholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares held by Registering Lucent Securityholder;

            (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other Governmental Entities as may be necessary by virtue of the business and operations of the Corporation to enable the Registering Lucent Securityholders to consummate the disposition of such Registrable Shares;

            (h) notify on a timely basis each Registering Lucent Securityholder at any time when a Prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in
Section 5(a), of the happening of any event known to the Corporation as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to he stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such Registering Lucent Securityholder, prepare and furnish to such Registering Lucent Securityholder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the offerees of such Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

            (i) subject to the execution of confidentiality agreements in form and substance satisfactory to the Corporation, make available, upon reasonable notice and during normal business hours, for inspection by the Registering Lucent Securityholders any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Registering Lucent Securityholders or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such Registration Statement (any of the Information which the Corporation determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors, unless (i) the disclosure of such Information is necessary to avoid or correct a mistatement or omission in the Registration Statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or, upon the written advice of counsel, is otherwise required by law, or (iii) such Information has been made generally available to the public, and each Registering Lucent Securityholder agrees that it will, upon learning that disclosure of such information is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at the Corporation's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential);

            (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

            (k) use its best efforts to obtain, from its counsel an opinion or opinions in customary form;

            (l) provide a transfer agent and registrar (which may be the same Person and which may be the Corporation) for such Registrable Shares;

            (m) issue to any underwriter to which any Registrable Lucent Securityholder may sell such Registrable Shares in such offering, certificates evidencing such Registrable Shares;

            (n) list such Registrable Shares on any national securities exchange on which any shares of Common Stock are listed or, if Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the national automated quotation system of the National Association of Securities Dealers, Inc. (the

"NASD"), or such other national securities exchange as the holders of a majority of such Registrable Shares shall reasonably request;

            (o) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make available to its securityholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (p) subject to all of the other provisions of this Agreement, use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

            Each Registering Lucent Securityholder, upon the receipt of any notice from the Corporation of any event of the kind described in Section 5(h), shall forthwith discontinue disposition of Registrable Shares pursuant to the Registration Statement until such Registering Lucent Securityholder's receipt of copies of the supplemented or amended Prospectus contemplated by Section 5(h), and, if so directed by the Corporation, such Registering Lucent Securityholder shall deliver to the Corporation all copies, other than permanent file copies then in such Lucent Securityholders possession, of the Prospectus covering such Registrable Shares at the time of receipt of such notice

      6. Expenses.

            All expenses incurred by the Corporation in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Corporation's counsel and accountants and fees and expenses of the Lucent Securityholders' Counsel, shall be paid by the Corporation; provided, however, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall not be borne by the Corporation arid shall be borne by the Registering Lucent Securityholders selling such Registrable Securities, in proportion to the number of Registrable Shares sold by each such Registering Lucent Securityholder.

      7. Indemnification.

            (a) In connection with any registration of any Registrable Shares under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each holder of such Registrable Shares, each underwriter, banker or any other Person acting on behalf of any such holder and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, (or actions in respect thereof) to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as such losses, claims. damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC. any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, or arise our of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any Prospectus, necessary to make the statements therein in light of the circumstances under which they were made not misleading, or any violation by the Corporation of the Securities Act or state securities or blue sky laws applicable to the Corporation and relating to action or inaction required of the Corporation in connection with such registration or qualification under such state securities or blue sky laws, and the Corporation shall promptly reimburse each such holder) underwriter, broker or other Person acting on behalf of any such holder and each such controlling Person for any legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Corporation shall not be liable to any such Person to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, preliminary Prospectus, amendment, supplement or document incident to registration or qualification of any Registrable Shares in reliance upon and in conformity with information furnished to the Corporation, or a Person duly acting on the Corporation's behalf, through an instrument duly executed by such Person, or a Person duly acting on such Persons behalf, specifically for use in connection with the preparation thereof; provided further, however, that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any untrue statement, allegedly untrue statement, omission or alleged omission made in any preliminary Prospectus but eliminated or remedied in the final Prospectus (filed pursuant to Rule 424 of the Securities Act), such indemnity agreement shall not inure to the benefit of any indemnified party from whom the Person asserting any loss, claim, damage, liability or expense purchased the Registrable Shares which are the subject thereof, if a copy of such final Prospectus had been timely made available to such indemnified Person and such final Prospectus was not delivered to such Person with or prior to the written confirmation of the sale of such Registrable Shares to such Person.

            (b) In connection with any registration of Registrable Shares under the Securities Act pursuant to this Agreement, each holder of Registrable Shares shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 7(a)) the Corporation, each director of the Corporation, each officer of the Corporation who signs such Registration Statement, each other holder of Registrable Shares, Additional Registrable Shares or Other Shares included in such Registration Statement (provided, that the holder shall be entitled to indemnification of a similar nature from such other holder to at least the same extent as the indemnification given by the holder pursuant to this Section 7(b)), each underwriter, broker or any other Person acting on behalf of any such holder and each other Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act with respect to any statement or omission from such Registration Statement, any preliminary Prospectus or final Prospectus contained therein or otherwise filed with the SEC, any amendment or supplement thereto or any document incident to registration or qualification of any Registrable Shares, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Corporation or such underwriter through an instrument duly executed by such holder, or a Person duly acting on such holder's behalf, specifically for use in connection with the preparation of such Registration Statement, preliminary Prospectus, final Prospectus, amendment, supplement or document; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Registrable Shares effected pursuant to such registration.

            (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in Section 7(a) or
Section 7(b), such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the matter of the commencement of such action (provided that an indemnified party's failure to give such notice in a timely manner shall only relieve the indemnification obligations of an indemnifying party to the extent such indemnifying party is prejudiced by such failure). In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more Legal or equitable defenses available to such indemnified party which are in addition to or conflict with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 7, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any Person controlling such indemnified party for that portion of the fees and expenses of any one lead counsel (plus appropriate special and local counsel) retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 7. The indemnifying party shall not be liable to indemnify any indemnified party for any settlement of any claim or action effected without the consent of the indemnifying party. The indemnifying party may not settle any claim or action brought against an indemnified party unless such indemnified party is released from all and any liability as part of such settlement.

            (d) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amounts paid or payable by such indemnified party as a result of such loss, claim, damage, liability or action in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, however, that the maximum amount of Liability in respect of such contribution shall be limited, in the case of each holder of Registrable Shares, to an amount equal to the net proceeds actually received by such holder from the sale of Registrable Shares effected pursuant to such registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation which does not take account of the equitable considerations referred to herein. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person.

            (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party and will survive the transfer of securities.

      8. Underwriting Agreement.

            Notwithstanding the provisions of Sections 5 through 7, to the extent that the Lucent Securityholders shall enter into an underwriting or similar agreement, which agreement contains provisions covering one or more issues addressed in such Sections, the provisions contained in such Sections addressing such issue or issues shall be of no force or effect with respect to such registration, but this provision shall not apply to the Corporation if the Corporation is not a party to the underwriting or similar agreement.

      9. Suspension.

            Anything contained in this Agreement to the contrary notwithstanding, the Corporation may (but not more than once with respect to each Registration Statement), by notice in writing to each holder of Registrable Shares to which a Prospectus relates, require such holder to suspend, for up to 90 days (the "Suspension Period"), the use of any Prospectus included in a Registration Statement filed under Section 2 or 3 if a Material Transaction exists that would require an amendment to such Registration Statement or supplement to such Prospectus (including any such amendment or supplement made through incorporation by reference to a report filed under Section 13 of the Exchange Act). The period during which such Prospectus must remain effective shall be extended by a period equal to the Suspension Period. The Corporation may (but shall not be obligated to) withdraw the effectiveness of any Registration Statement subject to this provision.

      10. Information by Holder.

            Each holder of Registrable Shares to be included in any such registration shall furnish to the Corporation and the managing underwriter such written information regarding such holder and the distribution proposed by such holder as the Corporation or the managing underwriter may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

      11. Exchange Act Compliance.

            From the Registration Date or such earlier date as a registration statement filed by the Corporation pursuant to the Exchange Act relating to any class of the Corporation's securities shall have become effective, the Corporation shall comply with all of the reporting requirements of the Exchange Act applicable to it (whether or not it shall be required to do so, but specifically excluding Section 14 of the Exchange Act if not then applicable to the Corporation) and shall comply with all other public information reporting requirements of the SEC which are conditions to the availability of Rule 144 for the sale of the Common Stock The Corporation shall cooperate with the Lucent Securityholders in supplying such information as may be necessary for the Lucent Securityholders to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of Rule 144.

      12. Legends on Certificates.

            (a) Each certificate issued after the date hereof that represents Restricted Securities shall (unless otherwise permitted by the provisions of this Section 12) be stamped or otherwise imprinted with a legend in substantially the following form (in addition to any other legend required by law or applicable agreement):

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

            "THE TRANSFER, SALE OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO THE CONDITIONS SPECIFIED IN A STRATEGIC PARTNER REGISTRATION RIGHTS AGREEMENT DATED AS OF FEBRUARY 7, 2000, BETWEEN OPUS36O CORPORATION, A DELAWARE CORPORATION (THE "ISSUER"), AND LUCENT TECHNOLOGIES INC., AS THE SAME MAY BE AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME. A COPY OF SUCH AGREEMENT IS ON FILE AND MAY BE INSPECTED AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER."

            The Corporation agrees to remove the legend set forth in this
Section 12(a) from a certificate representing securities issued by the Corporation if such securities are sold pursuant to an effective registration statement under the Securities Act or there is delivered to the Corporation an opinion of counsel selected by the holder of such certificate (who may be an employee of such holder) in form and substance reasonably satisfactory to the Corporation that the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.

            (b) Each Lucent Securityholder consents to the Corporation making a notation on its records and giving instructions to any transfer agent of such Lucent Securityholder's Restricted Securities in order to implement the restrictions on transfer established in this Section 12.

      13. Mergers, Etc.

            The Corporation shall not, directly or indirectly, enter into any merger, consolidation or reorganization in which the Corporation shall not be the surviving corporation unless the surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Corporation under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to include the shares of common stock if any, that holders of Registrable Shares would be entitled to receive in exchange for Common Stock under any such merger, consolidation or reorganization; provided, however, that, to the extent holders of Registrable Shares receive securities that are by their terms convertible into shares of common stock of the issuer thereof, then only such shares of common stock as are issued or issuable upon conversion of said convertible securities shall be included within the definition of "Registrable Shares."

      14. Nominees for Beneficial Owners.

            If Registrable Shares are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its option, be treated as the holder of such Registrable Shares for purposes of any request or other action by any holder or holders of Registrable Shares pursuant to this Agreement (or any determination of any number of percentage of shares constituting Registrable Shares held by any holder or holders of Registrable Shares contemplated by this Agreement); provided, however, that the Corporation shall have received assurances reasonably satisfactory to it of such beneficial ownership.

      15. No Conflict of Rights; Future Rights.

            The Corporation shall not, after the date hereof, grant any registration rights which conflict with the registration rights granted to the Lucent Securityholders hereby. If at any time following the date hereof, the Corporation shall grant to any Strategic Partner rights to cause, or participate in, a registration statement of the Corporation (but excluding any registration on Form S-4 or S-8 to be filed with the SEC that includes Restricted Securities of such Strategic Partner and such rights are superior (after taking into account the mitigating effect of any commitments or obligations required of such holders in connection with the Corporation's grant of such rights) to the registration rights granted to the Lucent Securityholders hereby (as reasonably determined in good faith by the Board by way of resolution), this Agreement shall immediately be deemed amended to include rights in favor of the Lucent Securityholders substantially identical to such superior rights granted to such Strategic Partner: provided, however, any rights granted by the Corporation on or after the date hereof to one or more Strategic Partners to cause registration statements of the type described above to be filed with the SEC on one or more occasions shall not constitute superior rights

      16. Termination.

            This Agreement shall terminate and be of no further force or effect when there shall no longer be any Registrable Shares or Additional Registrable Shares outstanding, provided, however, that Section 6 and Section 7 shall survive the termination of this Agreement.

      17. Successors and Assigns.

            This Agreement shall bind and inure to the benefit of the Corporation and the Lucent Securityholders and, subject to Section 18, the respective successors and assigns of the Corporation arid the Lucent Securityholders.

      18. Assignment.

            Subject to the applicable limitations of the Stockholders' Agreement, each Lucent Securityholder may sell, assign or otherwise transfer its rights hereunder to any purchaser, assignee or other transferee of the Registrable Shares of such Lucent Securityholder; provided, however, that any such purchaser, assignee or other transferee, if not already a party to this Agreement, shall, as a condition to the effectiveness of such sale, assignment or other transfer, be required to execute a written joinder to this Agreement agreeing to be treated as a Lucent Securityholder under this Agreement and to be bound by and comply with all of the applicable terms and provisions hereof, whereupon such purchaser, assignee or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if such purchaser or transferee was originally a Lucent Securityholder and had originally been a party hereto.

      19. Notices.

           All notices, requests, demands, claims, consents or other communications that are given or made hereunder to any party hereto shall be in writing and shall be given or made by physical delivery, U.S. mail (registered or certified mail, postage prepaid, return receipt requested) or overnight courier or by transmission by facsimile to such party at its, his or her address (or facsimile number) set forth below, or such other address (or facsimile number) as shall have been specified by like notice by such party:

                      (i)  If to the Corporation, to

                           Opus360 Corporation
                           733 Third Avenue, 17th Floor
                           New York, NY 10017
                           Attention: Richard McCann, Chief Financial Officer
                           Telephone: (212) 301 -2218
                           Facsimile: (212) 301-2842

                           with a copy (which shall not constitute notice) to:

                           O'Sullivan Graev & Karabell, LLP
                           30 Rockefeller Plaza
                           New York, NY 10112
                           Attention: John J. Suydam, Esq.
                           Telephone: (212) 408-2400
                           Facsimile: (212) 728-5950

                      (ii) if to any Lucent Securityholder, to such Lucent
                           Securityholder at the address set forth on Schedule I immediately below the name of such Lucent Securityholder.

            Each such notice, demand or other communication hereunder shall be effective upon receipt in the case of physical delivery or overnight courier, upon confirmation of receipt by or on behalf of the addressee in the case of transmission by facsimile if received prior to 5:00 p.m. New York City time. and, if received after 5:00 p.m., on the date after such confirmation, and three
(3) days after deposit in the U.S. mails in the case of mailing.

      20. Entire Agreement.

            This Agreement and the other writings referred to herein or delivered pursuant hereto contain the sole and entire agreement among the Corporation and the Lucent Securityholders with respect to the subject matter hereof and thereof and shall supersede all prior or contemporaneous arrangements or understandings with respect hereto or thereto.

      21. Amendment.

            The terms and provisions of this Agreement may not be modified or amended, nor may any provision be waived, except pursuant to a writing signed by
(1) the Corporation, and (ii) a Majority of the Lucent Securityholders: provided, however, that no such written consent shall he required for the amendment of Schedule I solely to reflect the name and address of any new Lucent Securityholder who has become a party to this Agreement in accordance with the terms and conditions hereof. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. Each holder of any Restricted Securities outstanding at or after the time of any modification or amendment of or waiver of any provisions of this Agreement, shall be bound by any consent authorized by this Section 21, whether or not such Restricted Securities shall have been marked to indicate such consent.

      22. Severability.

            It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing. if such provision could he more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

      23. Counterparts; Facsimile Signatures.

            This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Agreement and each other agreement or instrument entered into in connection herewith or contemplated hereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties.

      24. Governing Law.

            THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE Of NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

      25. Interpretation; Construction.

            The headings contained in this Agreement and in the table of contents to this Agreement are for convenience of reference only and shall not govern or affect in any way the meaning or interpretation of any of the terms or provisions of this Agreement. Except when the context requires otherwise, any reference in this Agreement to any Section, clause or Schedule shall be to the Sections and clauses of, and Schedules to, this Agreement. The words "include," "includes" and "including" are deemed to be followed by the phrase "without limitation." Any reference to the masculine, feminine or neuter gender shall include such other genders and any reference to the singular or plural shall include the other, in each case unless the context otherwise requires. Schedule I annexed hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement has been chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

      26. Waiver of Jury Trial.

            EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ITS, HIS OR HER RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUJBECT MATTER HEREOF.

      27. Attorney's Fees.

            If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover such reasonable attorneys fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled, as may be ordered in connection with such proceeding.

                                   * * * * *

            IN WITNESS WHEREOF, the parties hereto have duly executed this Strategic Partner Registration Rights Agreement as of the date first written above.


                                        OPUS360 CORPORATION

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        LUCENT TECHNOLOGIES INC.

                                        By:_____________________________________
                                           Name:
                                           Title:

                                                                      SCHEDULE I

                             Lucent Securityholders

Lucent Technologies Inc.
600 Mountain Avenue
Murray Hill, New Jersey 07974
Attention: Vice President, Corporate Strategy & Development
Tel: (908) 582-5575
Fax: (908) 582-8733

With a copy to:

Lucent Technologies Inc.
600 Mountain Avenue
Murray Hill, New Jersey 07974
Attention: Managing Corporate Counsel, M&A
Tel: (908) 582-8751
Fax: (908) 582-8048


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